SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  June 28, 2004


                               CANEUM, INC.
            (Exact Name of Registrant as Specified in Charter)


NEVADA                             0-30874             33-0916900
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)


170 Newport Center Drive, Suite 220, Newport Beach, CA      92660
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Item 5.  Other Events

     In connection with the approval for quotation of the common stock of Caneum on the OTC Bulletin Board, Caneum issued a press release on July 2, 2004, a copy of which is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 7.  Exhibits

     The exhibits set forth in the following index of exhibits are filed as a part of this current report.

     Exhibit No.    Description of Exhibit
     99.1           Press release announcing approval of quotation of
                    common stock on OTC Bulletin Board

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Caneum, Inc.

Date:  July 2, 2004                By /s/ Sukhbir Singh Mudan
                                   Sukhbir Singh Mudan, President and
                                   Treasurer (Principal Executive Officer
                                   and Principal Financial and Accounting
                                   Officer)